UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2017

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01 Regulation FD Disclosure.

AvalonBay Communities, Inc. (NYSE: AVB) (the “Company”) announced today it has given notice to Freddie Mac that on June 30, 2017 it intends to prepay all indebtedness outstanding under the Company’s Freddie Mac secured debt pool, which matures on May 1, 2019, and to pay a related yield maintenance penalty as described below. The 5.86% per annum fixed rate debt pool was originated in April 2009 and includes 12 collateral properties as of June 1, 2017, each subject to a separate mortgage and collectively subject to a master cross-collateralization agreement and a master substitution agreement. The aggregate principal amount of secured indebtedness outstanding in connection with this debt pool is $556,312,883 as of June 1, 2017, the date for which the Company made the most recent payment of principal and interest.

Prepayment of the debt pool will require the payment of a yield maintenance penalty, which is estimated to be approximately $34,000,000 as of June 9, 2017. The yield maintenance penalty is computed based on a U.S. Treasury rate that has a remaining term commencing five business days prior to the payoff date through the expiration of the yield maintenance window, and the exact amount of the yield maintenance penalty is therefore subject to change.

The prepayment of the Freddie Mac debt pool and the payment of the yield maintenance penalty were not contemplated in either the Company’s financial outlook for 2017 published on February 1, 2017 or its second quarter and selected updates to its full year 2017 financial outlook published on April 26, 2017. The yield maintenance penalty will be a charge to earnings in the second quarter and is expected to reduce the Company’s 2017 earnings per share for the second quarter and full year by $0.25 and $0.25, respectively, and the Company’s 2017 Funds from Operation (‘‘FFO’’) per share for the second quarter and full year by $0.25 and $0.25, respectively. The yield maintenance penalty will be adjusted out of the Company’s 2017 Core FFO for both the second quarter and full year and accordingly will have no effect on Core FFO per share.

Forward-Looking Statements

This report contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,” “may,” “shall,” “will,” “outlook” and other similar expressions that predict or indicate future events and trends and which do not relate to historical matters. The Company cannot assure the future results or outcome of the matters described in these statements; rather, these statements merely reflect the Company’s current expectations of the approximate outcomes of the matters discussed. You should not rely on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company’s control. In addition, these forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. The Company does not undertake to update these forward-looking statements and, therefore, they may not represent the Company’s estimates and assumptions after the date of this report. These risks, uncertainties and other factors, which are described below and under the headings “Risk Factors” and “Forward-Looking Statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2016 and in subsequent quarterly reports on Form 10-Q, may cause the Company’s actual results, performance or achievements to differ materially, and potentially in adverse ways, from the anticipated future results, performance or achievements expressed or implied by these forward- looking statements.

Some of the factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, the following:

•      the Company may elect not to repay the Freddie Mac indebtedness as contemplated in this report or on the date contemplated in this report, and, if prepaid, the exact amount of any prepayment penalty resulting from such repayment may vary from the estimated amount disclosed in this report;

•      the Company may fail to secure development opportunities due to an inability to reach agreements with third-parties to obtain land at attractive prices or to obtain desired zoning and other local approvals;

•      the Company may abandon or defer development opportunities for a number of reasons, including changes in local market conditions which may make development less desirable, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses;

•      construction costs of a community may exceed the Company’s original estimates;

•      the Company may not complete construction and lease-up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in the Company’s expected rental revenues;

•      occupancy rates and market rents may be adversely affected by competition and local economic and market conditions which are beyond the Company’s control;

•      financing may not be available on favorable terms or at all, and the Company’s cash flows from operations and access to cost effective capital may be insufficient for the development of the Company’s pipeline which could limit the Company’s pursuit of opportunities;

•      the Company’s cash flows may be insufficient to meet required payments of principal and interest, and the Company may be unable to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness;

•      the Company may be unsuccessful in the Company’s management of investment funds and joint ventures, or any real estate investment trust, or REIT, vehicles that are used with any specific fund or joint venture, described in greater detail in the periodic reports the Company file with the SEC;

•      the Company may be unsuccessful in managing changes in the Company’s portfolio composition; and

•      the Company’s expectations and assumptions as of the date of this report regarding the outcome of investigations and/or legal proceedings resulting from the Avalon at Edgewater casualty loss, as well as the ultimate cost and timing of replacing the Edgewater building and achieving stabilized occupancy in the event that the Company choose to rebuild this community, are subject to change and could materially affect the Company’s current expectations regarding the impact of the casualty loss on the Company’s business, financial condition and results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: June 12, 2017	By:	/S/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer